ABITIBIBOWATER 2010 Unaudited Financial Information & Operating Statistics February 18, 2011 Exhibit 99.1

Unaudited Financial Information
(Predecessor Company)
Effective upon the commencement of the Creditor Protection Proceedings and through December 31, 2010, we applied the guidance in Financial Accounting Standards Board Accounting Standards Codification 852, “Reorganizations,” in preparing our consolidated financial statements.  The application of fresh start accounting and the implementation of our Plans of Reorganization materially changed the carrying amounts and classifications reported in our consolidated financial statements and resulted in the
Company becoming a new entity for financial reporting purposes. Accordingly, our consolidated statements of operations for periods prior to December 31, 2010 will not be comparable to our consolidated statements of operations for periods subsequent to December
31, 2010.  Financial statements for periods prior to December 31, 2010 will be considered “Predecessor” or “Predecessor Company”
and our consolidated balance sheet as of December 31, 2010 and our financial statements for periods after December 31, 2010 will be considered “Successor” or “Successor Company.”
2010
(Unaudited, in millions US$)
Qtr 1 Qtr 2 Qtr 3 Qtr 4 Full year
Sales
1,100 $      1,182 $      1,192 $      1,272 $      4,746 $
Costs and expenses:
Cost of sales, excluding depreciation, amortization
and cost of timber harvested
915 951 892 966 3,724
Depreciation, amortization and cost of timber
harvested
132 125 119 117 493
Distribution costs
137 141 133 142 553
Selling and administrative expenses
30 39 40 46 155
Closure costs, impairment and other
related charges
5 3 (3) (2) 3
Net gain on disposition of assets and other
(9) (4) (1) (16) (30)
Operating (loss) income
(110) $        (73) $          12 $           19 $           (152) $

Unaudited Financial & Operating
Statistics
2010
(Unaudited, US$)
Qtr 1 Qtr 2 Qtr 3 Qtr 4 Full Year
Sales by Segment (in millions)
Newsprint 433 $                  456 $                  429 $                  486 $                  1,804 $
Coated papers 106 114 128 134 482
Specialty papers 299 329 347 346 1,321
Market pulp 163 172 184 196 715
Wood products 99 111 104 110 424
Total sales
1,100 $               1,182 $               1,192 $               1,272 $               4,746 $
Shipments to 3rd Parties
Newsprint (thousands of metric tons) 795 763 694 753 3,005
Coated papers (thousands of short tons) 159 166 175 171 671
Specialty papers (thousands of short tons) 436 488 505 495 1,924
Market pulp (thousands of metric tons) 241 225 236 268 970
Wood products (millions of board feet) 331 334 363 367 1,395
Average Transaction Price
Newsprint (per metric ton) 545 $                  597 $                  619 $                  644 $                  600 $
Coated papers (per short ton) 668 685 733 781 718
Specialty papers (per short ton) 684 675 687 699 687
Market pulp (per metric ton) 676 767 776 734 737
Wood products (per thousand board feet) 300 329 289 299 304
(Predecessor Company)

Unaudited Financial & Operating
Statistics
2010
(Unaudited, US$)
Qtr 1 Qtr 2 Qtr 3 Qtr 4 Full Year
Operating (Loss) Income by Segment (in millions)
Newsprint (102) $                (49) $                  (8) $                    (12) $                  (171) $
Coated papers (4) 5 13 17 31
Specialty papers (8) (25) (6) (5) (44)
Market pulp 13 24 55 45 137
Wood products 2 3 (1) 5 9
Corporate and other (11) (31) (41) (31) (114)
(110) $                (73) $                  12 $                    19 $                    (152) $
Depreciation and Amortization by Segment (in millions)
Newsprint 66 $                    56 $                    50 $                    53 $                    225 $
Coated papers 7 7 8 8 30
Specialty papers 29 34 33 32 128
Market pulp 13 12 12 12 49
Wood products 13 11 9 9 42
Corporate and other 4 5 7 3 19
132 $                  125 $                  119 $                  117 $                  493 $
Operating Cost per Unit
Newsprint (per metric ton) 674 $                  661 $                  631 $                  660 $                  657 $
Coated papers (per short ton) 690 655 661 685 672
Specialty papers (per short ton) 703 727 698 709 709
Market pulp (per metric ton) 621 659 546 565 596
Wood products (per thousand board feet) 295 319 291 286 297
(Predecessor Company)
Total operating (loss) income